              UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) December 15, 2004

                     NAVISTAR FINANCIAL 2004-B OWNER TRUST
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

              333-67112-06                           51-0337491
      (Commission File Number)            (I.R.S. Employer Identification No.)

 2850 West Golf Road Rolling Meadows, Illinois             60008
   (Address of principal executive offices)             (Zip Code)

         Registrant's telephone number including area code 847-734-4000

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.  Other Events.

            On December 15, 2004, the Registrant made available the
            Monthly Servicer Certificate for the Period of November 2004
            for the NAVISTAR FINANCIAL 2004-B OWNER TRUST,  which  is
            attached as Exhibit 20 hereto.

Item 9.01   Financial Statements and Exhibits.

         (c)      See attached Exhibit 20.

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                                   SIGNATURE

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

                      NAVISTAR FINANCIAL 2004-B OWNER TRUST
             (Exact name of Registrant as specified in its charter)

Date:  December 22, 2004                  By:/s/ PAUL E. MARTIN
-----------------------                          --------------------------
                                                 Paul E. Martin
                                                 Vice President & Controller

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                                  EXHIBIT INDEX

Exhibit No.    Description

   20          Navistar Financial 2004-B Owner Trust
               Monthly Servicer Certificate #1, dated December 15, 2004

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                                   EXHIBIT 20

                    Navistar Financial 2004 - B Owner Trust
                         For the Month of November 2004
                     Distribution Date of December 15, 2004
                          Servicer Certificate  #1

Original Pool Amount                                           $398,463,516.43
Subsequent Receivables (transferred 11/17/04)                  $148,829,668.80
Subsequent Receivables (transferred 00/00/00)                            $0.00
Subsequent Receivables (transferred 00/00/00)                            $0.00
Beginning Pool Balance                                         $547,293,185.23
Beginning Pool Factor                                                1.0000000

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)         $28,558,612.24
     Interest Collected                                          $5,544,201.32
     Mandatory Prepayments                                               $0.00
Additional Deposits:

     Repurchase Amounts                                                  $0.00

     Liquidation Proceeds / Recoveries                                   $0.00
Total Additional Deposits                                                $0.00

Repos / Chargeoffs                                                  $42,639.97
Aggregate Number of Notes Charged Off                                        1

Total Available Funds                                           $34,102,813.56

Ending Pool Balance                                            $518,691,933.02
Ending Pool Factor                                                   0.9477405

Servicing Fee                                                      $912,155.31

Repayment of Servicer Advances                                           $0.00
-------------------------------------------------------------------------------
Memo Item - Reserve Account
     Prior Month Balance                                         $7,969,270.33
     Trans Base                                                  $2,976,593.38
     Invest. Income                                                  $4,267.92
     Excess Serv.                                                $3,321,790.29
     Transfer (to)                                                       $0.00
                                                              -----------------
     Collections Acct
     Beginning Balance                                          $14,271,921.92
-------------------------------------------------------------------------------
Reserve Account:
     Beginning Balance  (see Memo Item)                         $14,271,921.92
     Target Percentage                                                   3.00%
     Target Balance                                             $15,560,757.99
     Specified Yield Supplement Amount                                   $0.00
     Specified Yield Supplement Amount                                   $0.00
     Specified Reserve Account Balance                          $15,560,757.99
     Minimum Balance                                            $10,945,863.70
     (Release) / Deposit                                            ($4,267.92)
     Ending Balance                                             $14,267,654.00
-------------------------------------------------------------------------------
Current Weighted Average APR:                                           7.059%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Current Weighted Average Remaining Term (months):                        51.48
-------------------------------------------------------------------------------
Delinquencies                                                          Dollars     Notes
                                                              -----------------  --------
     Installments:                               1 - 30 days      2,208,938.16     2,299
                                                 31 - 60 days       218,518.86       221
                                                 60+  days           37,063.92        18

     Total:                                                       2,464,520.94     2,299

     Balances:                                   60+  days          460,732.07        18

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Navistar Financial 2004 - B Owner Trust
For the Month of November 2004

                                                                            NOTES                         CLASS B       CLASS C
                           TOTAL        CLASS A - 1      CLASS A - 2      CLASS A - 3    CLASS A - 4        NOTES         NOTES
Original Pool Amount   $750,000,000.00 $113,000,000.00 $240,000,000.00 $183,000,000.00 $169,000,000.00 $26,250,000.00 $18,750,000.00
Distributions:
    Distribution Percentages  1                 100.00%           0.00%           0.00%           0.00%          0.00%         0.00%
    Coupon                                      2.2000%         2.7200%         3.1300%         3.5300%        3.3900%       3.9300%

Beginning Pool Balance $547,293,185.23
Ending Pool Balance    $518,691,933.02

Collected Principal     $28,558,612.24
Collected Interest       $5,544,201.32
Charge - Offs               $42,639.97
Liquidation
     Proceeds/Recoveries         $0.00

Servicing &
     Administration Fee    $912,155.31
Investment Earnings
     from Pre-Funding Acct. $59,873.13
Cash Transfer from
     Negative Carry Acct.  $409,627.23
Cash Transfer from
     Pre-Funding Acct.           $0.00
Cash Transfer from
     Reserve Account             $0.00
Total Collections Avail
     for Debt Service   $33,660,158.61

Beginning Balance      $750,000,000.00 $113,000,000.00 $240,000,000.00 $183,000,000.00 $169,000,000.00 $26,250,000.00 $18,750,000.00

Interest Due 2           $1,737,116.11     $193,355.56     $507,733.33     $445,503.33     $463,998.89     $69,212.50     $57,312.50
Interest Paid            $1,737,116.11     $193,355.56     $507,733.33     $445,503.33     $463,998.89     $69,212.50     $57,312.50
Principal Due           $28,601,252.21  $28,601,252.21           $0.00           $0.00           $0.00          $0.00          $0.00
Mandatory Prepayments
    Class A-1 only               $0.00           $0.00
Principal Paid          $28,601,252.21  $28,601,252.21           $0.00           $0.00           $0.00          $0.00          $0.00

Ending Balance         $721,398,747.79  $84,398,747.79 $240,000,000.00 $183,000,000.00 $169,000,000.00 $26,250,000.00 $18,750,000.00
Note/Certificate Pool
    Factor(Ending Balance/
        Original Pool Amt)                  0.7468916       1.0000000       1.0000000       1.0000000      1.0000000      1.0000000
Total Distributions     $30,338,368.32  $28,794,607.77     $507,733.33     $445,503.33     $463,998.89     $69,212.50     $57,312.50

Interest Shortfall               $0.00           $0.00           $0.00           $0.00           $0.00          $0.00          $0.00
Principal Shortfall              $0.00           $0.00           $0.00           $0.00           $0.00          $0.00          $0.00
     Total Shortfall             $0.00           $0.00           $0.00           $0.00           $0.00          $0.00          $0.00

Excess Servicing
   (see Memo Item -
       Reserve Acct Bal  $3,321,790.29
   Beginning
       Reserve Acct Bal $14,271,921.92
   (Release)/Draw Ending    ($4,267.92)
       Reserve Acct Bal $14,267,654.00

1) (a) 100% to the Class A-1 Notes until the Class A-1 Notes are paid in full.  (b) 94.00% of any amount remaining after the application of funds in clause (a) to the remaining Class A Notes sequentially until the Class A Notes are paid in full.  (c) 58.33%
of any amount remaining after the application of funds in clauses (a) and  (b) to the Class B Notes until the Class B Notes are paid in full.  (d) Any amount remaining after the application of funds in clauses (a), (b) and (c) to the Class C Notes until the
Class C Notes are paid in full.
2) Class A-1  Interest based on Actual Number of Days.  Interest on other classes based on a 30 day month.  Interest for first settlement based off 28 days, from 11/17/04 to, but excluding, 12/15/04.

(* x represents previously paid interest to other classes.)
(* y represents previously paid interest and principal on other classes.)
--------------------------------------------------
Memo Item - Advances:
   Servicer Advances - Current Month    $2,399,840.12
   Total Outstanding Servicer Advances  $2,399,840.12
--------------------------------------------------

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Navistar Financial 2004 - B Owner Trust
For the Month of November 2004

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger
                                          5                 4            3             2            1               0
                                        Jun-04           Jul-04        Aug-04       Sep-04        Oct-04         Nov-04

Remaining Gross Balance                  N/A               N/A          N/A           N/A          N/A        $441,897,747.66

A) Loss Trigger:
Principal of Contracts Charged Off       N/A               N/A          N/A           N/A          N/A             $42,639.97
Recoveries                               N/A               N/A          N/A           N/A          N/A                  $0.00

Total Charged Off (Months 5,4,3)         N/A
Total Recoveries (Months 3,2,1)             $0.00
                                       --------------
Net Loss/(Recoveries) for 3 Mos          N/A      (a)

Total Balance (Months 5,4,3)                $0.00 (b)

Loss Ratio Annualized [(a/b)*(12)]       N\A

Trigger: Is Ratio > 1.5%                  No

                                                                                    Sep-04        Oct-04         Nov-04
B) Delinquency Trigger:
    Balance delinquency 60+ days                                                           N/A          N/A       $460,732.07
    As % of Beginning Pool Balance                                                         N/A          N/A          0.10426%
    Three Month Average                                                                    N/A          N/A               N/A

Trigger: Is Average > 2.0%                No

C) Noteholders Percent Trigger:
    Ending Reserve Account Balance            2.6069%
    not less than 1% of Initial Aggregate
    Receivables Balance

Trigger: Is Minimum < 1.0%                 No

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Navistar Financial 2004 - B Owner Trust
For the Period 12/01/04 through 12/15/04

        Pre-Funding Account:

             Beginning Balance 12/01/04                                         $202,706,814.77
             Plus: Investment Earnings                                               $59,873.13
             Less: xx/xx/xx Transfer to Seller                                            $0.00
             Less: Investment Earnings to Collection Account                         $59,873.13
                                                                             ------------------
             Ending Balance 12/15/04                                            $202,706,814.77

        Negative Carry Account:

             Beginning Balance 12/01/04                                           $3,219,792.70
             Plus: Investment Earnings                                                  $830.47
             Less: 12/14/04 Negative Carry Amount to Collections Account            $409,627.23
             Less: Investment Earnings Distributed to Seller                            $830.47
                                                                             ------------------
             Subtotal                                                             $2,810,165.47
             Less: Required Negative Carry Account Balance                        $1,526,216.92
                                                                             ------------------
             Subtotal:  Excess over the Required Negative Carry Account Balance   $1,283,948.55
             Less:  Excess released to Seller on 12/15/04                         $1,283,948.55

             Ending  Account Balance 12/15/04                                     $1,526,216.92

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